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                                                                   EXHIBIT 10(b)


                        AMERICAN DENTAL PARTNERS, INC.

                          1999 RESTRICTED STOCK PLAN
                          --------------------------

(S)1.  Purpose of Plan.
       ---------------

       The purpose of this 1999 Restricted Stock Plan (the "Plan") of American Dental Partners, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing key employees of the Company and its subsidiaries with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development, and financial success. This objective will be promoted by awarding to such employees shares of the Company's common stock, $.01 par value (the "Shares"), which are issued subject to restrictions pursuant to the Plan (the "Restricted Shares").

(S)2.  Administration of Plan.
       ----------------------

       The Plan shall be administered by the Company's board of directors (the "Board"). The Board shall have the power and authority to: (a) select the employees of the Company or its subsidiaries who will be awarded Restricted Shares (such employees "Participants"); (b) make such awards; (c) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Restricted Share award, including without limitation time and performance restrictions, and approve the form of Restricted Share Agreement (as defined in (S)5, below); (d) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (e) interpret the terms and provisions of the Plan and the Restricted Share Agreements; and (f) take any other actions the Board considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made in the Board's sole discretion and shall be final and binding on all persons.

       Notwithstanding the preceding paragraph or any other provisions of the Plan to the contrary, the Board may, in its discretion at any time or from time to time, appoint a committee (the "Committee") of not less than one director to administer the Plan, in which event the Committee shall have all or such of the powers and duties of the Board under the Plan as the Board shall delegate to the Committee. The member or members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company.

       Notwithstanding the foregoing to the contrary, for so long as the Shares are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), any award of Restricted Shares to a person who, because of his relationship with the Company, is subject to the reporting requirements of Section 16(a) of the 1934 Act, shall not be effective
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unless (a) the award is approved by either the Board or a committee consisting solely of two or more "Non-Employee Directors" (as defined in Rule 16b-3(b)(3) promulgated under the 1934 Act), (b) the award is approved or ratified by the stockholders of the Company, in compliance with Section 14 of the 1934 Act, not later than the date of the annual meeting of the Company's stockholders next following the date of such award, or (c) the award, by its terms, provides that Restricted Shares so awarded may not be disposed of before at least six months have elapsed from the date of the award.

(S)3.  Participants in Plan.
       --------------------

       The persons eligible to receive awards of Restricted Shares under the Plan shall be those employees of the Company or any subsidiary of the Company who are determined by the Board, in its sole discretion, to be key contributors to the financial success of, or the successful operation, administration, or management of, the Company or any subsidiary of the Company.

(S)4.  Shares Subject to Plan.
       ----------------------

       The maximum aggregate number of Shares which may be issued under the Plan shall be 25,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as Treasury Shares.

       If any Shares that have previously been awarded as Restricted Shares under the Plan are forfeited under the Plan or any Restricted Share Agreement or otherwise returned to the Company (including without limitation in payment of the purchase price or tax withholding), such Shares shall again be available for issuance in connection with future awards of Restricted Shares under the Plan.

(S)5.  Awards of Restricted Shares.
       ---------------------------

       Restricted Shares may be awarded alone or in tandem with awards of cash or other incentive compensation outside the Plan. Each award of Restricted Shares under the Plan shall be authorized by the Board and shall be evidenced by a written agreement (the "Restricted Share Agreement") in form approved by the Board from time to time, which shall be dated as of the date on which the Restricted Shares are awarded, signed by an officer of the Company authorized by the Board, and signed by the Participant. The Restricted Share Agreement shall describe the Restricted Shares and state that the Restricted Shares are subject to all the terms and conditions of the Plan and shall include such other terms and conditions, not inconsistent with the Plan, as the Board may approve. The terms and conditions of Restricted Share awards need not be the same with respect to each Participant. The date on which the Board approves the award of Restricted Shares shall be deemed to be the date on which the Restricted Shares are awarded for all purposes, unless the Board otherwise specifies in its approval. However, the award of Restricted Shares under the Plan shall be effective only if a Restricted Share Agreement is duly executed and delivered by or on behalf of the Company and the Participant, and the Participant of such award shall not have any rights with respect to the Restricted Shares awarded until such Restricted Share Agreement is so executed and delivered. The Board may condition any award of Restricted Shares upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion.

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     In addition to the foregoing, all awards of Restricted Shares shall be subject to the following provisions:

     (a)  Price.
          -----

             The purchase price for Restricted Shares shall be their par value. Payment in full of the purchase price shall be made in cash or such other manner as may be permitted by the Board. If approved by the Board, payment in full or part may be made: (i) by delivering Shares already owned by the Participant having a total fair market value on the date of such delivery equal to the Restricted Share price; (ii) by the delivery of cash on the extension of credit by a broker-dealer or an irrevocable election to effect such extension of credit; or (iii) by any combination of the foregoing.

     (b)  Restrictions.
          ------------

              Subject to the provisions of the Plan and the applicable Restricted Share Agreement, during a period set by the Board commencing with the date of such award and ending on such date as determined by the Board at the time of the award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, or such other factors or criteria as the Board may determine from time to time, in its sole discretion. Without limiting the foregoing, the Board shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares or to remove any or all restrictions after the award of such Restricted Shares.

     (c)  Stock Certificate.
          -----------------

              Each Participant receiving a Restricted Share award shall be issued a stock certificate evidencing such Restricted Shares. Such certificate shall be registered in the name of such Participant. All stock certificates evidencing Restricted Shares shall be held in custody by the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Share award, the Participant shall deliver a stock power, endorsed in blank, relating to the Restricted Shares covered by such award.

     (d)  Shareholder Rights.
          ------------------

              Except as provided in this (S)5, each Participant shall have, with respect to the Restricted Shares covered by any award to that Participant, all of the rights of a shareholder of the Company, including the right to vote the Restricted Shares, and the right to receive any dividends or other distributions with respect to the Restricted Shares, but subject, however, to those restrictions placed on such

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          Restricted Shares pursuant to this Plan and as specified in the applicable Restricted Share Agreement.


     (e)  Transferability.
          ---------------

              Unless otherwise approved by the Board, no Restricted Shares shall be transferable by a Participant other than by will or the laws of descent and distribution.

     (f)  Termination of Employment.
          -------------------------

              Unless otherwise determined by the Board at or after the time of awarding any Restricted Shares, if a Participant's employment with the Company and its subsidiaries terminates for any reason, the Restricted Shares held by such Participant which are unvested or subject to restriction at the time of termination shall thereupon be forfeited.

(S)6.  Withholding Tax.
       ----------------

       The Company, at its option, shall have the right to require the Participant or any other person receiving Shares under the Plan to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

(S)7.  Securities Law Restrictions.
       ---------------------------

       No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Board shall determine to be necessary or advisable, in its sole discretion.

       The Board may require each person acquiring Shares under the Plan (a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and (b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Board may reasonably request. Any certificates for such Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

       All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules,

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regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

(S)8.  Change in Capital Structure.
       ---------------------------

       In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares then subject to a Restricted Share Agreement shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change as determined by the Board in its sole discretion.

       In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Board shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of Shares deliverable upon future awards under the Plan, all as determined by the Board in its sole discretion.

       The Board's determination of the adjustments appropriate to be made under this (S)8 shall be conclusive and binding on all Participants under the Plan.


(S)9.  Change in Control.
       -----------------

          (a)  Accelerated Vesting.  Notwithstanding any provision of the Plan
               -------------------
       or any Restricted Share Agreement to the contrary (unless such Restricted Share Agreement contains a provision referring specifically to this (S)9 and stating that this (S)9 shall not be applicable to the Restricted Shares subject to such Agreement), if a Change in Control (as defined below) occurs, then the vesting restrictions applicable to all outstanding Restricted Shares shall lapse and such Restricted Shares shall be deemed fully vested.

          (b)  Definition of Change in Control.  For purposes of the Plan, a
               -------------------------------
       "Change in Control" shall mean the happening of any of the following:

               (i) The direct or indirect acquisition by any "person" as defined in (S)3(a)(9) of the 1934 Act and as used in (S)(S)13(d) and 14(d) thereof, including a "group" within the meaning of (S)13(d) of the 1934 Act (hereinafter, simply a "Person"), of "beneficial ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors of the Company (the "Company Voting Securities"); provided that: (A) for purposes of this subsection (i), the term "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or

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          any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who was a stockholder of the Company on the effective date of the Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder; and (B) the provisions of this subsection (i) shall not apply to (1) any acquisition of securities from the Company or any of its subsidiaries, or (2) any acquisition of securities pursuant to a Business Combination (as defined below) which satisfies clauses (A), (B), and (C) of subsection (iii) of this
          Section 9(b);

               (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this
          Section 9 (b)(ii); or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or recapitalization of the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of the assets of another corporation (any such transaction, a "Business Combination"), or the consummation of a Business Combination for which stockholder approval is not obtained, unless, in any such case, following such Business
          Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Company Voting Securities outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination in substantially the same proportions as their ownership of the Company Voting Securities immediately prior to such Business Combination, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(S)10. No Enlargement of Rights.
       ------------------------

       Neither the adoption of this Plan nor the award of Restricted Shares shall confer any right to any employee of the Company or any of its subsidiaries to continue such employment, nor shall they restrict or interfere in any way with the right of the Company to terminate such employee's employment at any time, with or without cause.

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(S)11.  Interpretation, Amendment or Termination of Plan.
        ------------------------------------------------

        The interpretation by the Board of any provision of the Plan or of any Restricted Stock Agreement shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan; provided that no such action shall adversely affect any Participant's rights with respect to outstanding Restricted Shares then held by such Participant without such Participant's consent.

(S)12.  Protection of Board and Committee.
        ---------------------------------

        No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Restricted Shares awarded under the Plan.

(S)13.  Regulations.
        -----------

        Notwithstanding any provision of the Plan or any Restricted Share Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Restricted Share Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Shares may then be listed.

(S)14.  Governing Law.
        -------------

        The Plan is construed and governed by the laws of the State of Delaware.

(S)15.  Genders and Numbers.
        -------------------

        When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

(S)16.  Captions.
        --------

        The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.


(S)17.  Definition of Subsidiary.
        ------------------------

        The term "subsidiary" when used in the Plan or any Restricted Share Agreement made pursuant to the Plan means a subsidiary corporation as defined in
(S)424(f) of the Internal Revenue Code of 1986, as amended.

(S)18.  Effective Date.
        --------------

        The Plan is effective August 6, 1999 (the "Effective Date").

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(S)19.  Term of Plan.
        ------------

        No Restricted Shares shall be awarded pursuant to the Plan on or after the tenth anniversary of the Effective Date, but restrictions relating to Restricted Shares awarded prior to such date may extend beyond that date.

(S)20.  Stockholder Approval.
        --------------------

        Notwithstanding any provisions of the Plan to the contrary, not more than 25,000 Shares, in the aggregate, shall be issued under the Plan until the Plan has been approved by the stockholders of the Company.

(S)21.  Savings Clause.
        --------------

        In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan and all transactions pursuant to this Plan are intended to comply in all respects with applicable law and regulation, including, with respect to persons subject to Section 16 of the 1934 Act, Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan or any transaction pursuant to this Plan shall be held to violate or be unenforceable in any respect under Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan or transaction to be in compliance with Rule 16b-3.

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